Investor Day

Marc Gabelli, Chairman
Jason Lamb, CEO

May 12, 2026

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation, and any accompanying oral remarks, may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical or current fact are forward-looking statements, including statements regarding The LGL Group, Inc.'s business strategy, operational priorities, long-term growth initiatives, investment and acquisition opportunities, capital allocation plans, financial outlook, business development activities, defense technology platform strategy, partnership opportunities, market opportunities, expected performance, and future plans, objectives, expectations or intentions.

Forward-looking statements are based on current expectations, estimates, projections, assumptions and beliefs of management as of the date of this presentation, May 12, 2026. Words such as "believe," "expect," "anticipate," "estimate," "intend," "plan," "target," "goal," "may," "could," "should," "would," "will," "continue," "potential," "predict," and similar expressions, or the negative of such terms, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are subject to significant risks, uncertainties and assumptions, many of which are beyond the Company's control, and actual results could differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, risks related to the Company's ability to execute its strategy; identify, evaluate, finance, consummate and integrate investments, acquisitions and strategic partnerships; develop and scale new business initiatives, including within defense technology; manage merchant investment activities; maintain liquidity and capital resources; respond to changes in interest rates, inflation, trade policies, supply chain conditions and general economic or geopolitical conditions; retain key personnel; maintain customer and supplier relationships; comply with government contracting, export control, procurement and other regulatory requirements; address cybersecurity risks; and the other risks described under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and in the Company's other filings with the Securities and Exchange Commission.

Investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Except as required by applicable law, The LGL Group, Inc. undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

For these statements, The LGL Group, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Agenda

1000 to 1130 May 12, 2026

01 Overview

02 Performance

03 Initiative

"How do you make money? Spinoffs, split-ups, liquidations, mergers and acquisitions."
– Mario Gabelli

SECTION 01

01

Overview

Investment Highlights

Building long-term value around mission-critical timing, capital discipline, and defense technology optionality

1. Precision time and frequency platform serving communications, aerospace, defense, instrumentation and industrial markets
2. Q1 2026 Electronic Instruments net sales grew 36.9% year over year with backlog up 144% from year-end 2025
3. Balance sheet provides competitive advantages for the current environment
4. Defense technology tailwinds across space, cyber, C2, targeting, electronic warfare and signals intelligence
5. Value-creation heritage: Mtron spin-off created a focused public aerospace and defense frequency-control platform
6. G-Legion / connectivity ecosystem can broaden sourcing, evaluation and strategic partnership opportunities

Company Overview

NYSE American-listed holding company with precision engineering heritage

The LGL Group, Inc. (NYSE American: LGL)

- Holding company engaged in services, merchant investment, and manufacturing business activities
- Engineering origins date to 1917; incorporated in 1928; listed on the predecessor to NYSE American in 1946
- Since 1985, acquired 32 businesses, sold 11, and spun off 3.
- 2022 Spin of MPTI at ~$13 with recent high ~$87.23. **Market Cap ~$350M**
- Electronic Instruments platform segment operates through Precise Time and Frequency, LLC (PTF)
- Merchant Investment segment provides value through leveraging the network effect of the team utilizing the capital markets
- Q1 2026 cash and marketable securities of $46.7 million; book value per share of $6.81[1]



$46.7M	$6.81	$1.53M
Cash + securities	Book value / share	Backlog
Mar. 31, 2026	Mar. 31, 2026	+144% vs Dec. 31

Executive Team

Strategic cohesion: Investment Discipline and Warfighter Requirements



Marc Gabelli
Executive Chairman

- Over 30 years of experience in asset management with significant A&D investment experience
- Executive of Gabelli Group, the parent company of various Gabelli affiliated entities
- Long history in the capital markets globally including developed and emerging economies
- Equity arbitrage group of Lehman Brothers International in London and New York



Jason Lamb
CEO

- Member, Board of Directors, AUVSI — Association for Uncrewed Vehicle Systems International
- Strategic growth leader and recently with BlackSea Technologies. Founder and Managing Partner of Hard Yards
- System Engineering Technical Advisor for the Defense Advanced Research Projects Agency (DARPA) facilitating technology transition to the US Special Operations Command
- U.S. Navy SEAL Officer with deep special operations and intelligence community expertise

Board of Directors

Laying the Foundation for Profitable Growth

Kaan Aslansan — Independent Director
•Director since 2022; serves on the Audit, Compensation, and Nominating committees.
•Co-President of SOL Investment Group; previously held senior corporate transformation roles at Alvarez & Marsal.
•Co-founded Optimity Advisors, a consulting firm serving media, financial services, insurance, and healthcare; LGL cites his financial expertise and corporate transformation background.

Darlene DeRemer — Independent Director
•Director since 2023; serves on the Audit, Compensation, and Nominating committees.
•Advisory Partner at Grail Partners; previously Managing Partner at Grail Partners, an investment banking and merchant bank focused on financial services.
•Current or former board roles include Teton Advisors, VALIC Company I, ARK ETF Trust, Confluence Technologies, and United Capital Wealth Advisors; LGL cites her governance, management, and financial services background.

Herve Francois — Lead Independent Director
•Director since 2023; serves on the Audit, Compensation, and Nominating committees.
•Managing Director, Private Wealth Management at Bergamot Asset Management, and Acquisition Manager at The DeRosa Group.
•Prior capital-markets roles include B. Riley, Mizuho Securities USA, and Merriman Curhan Ford; LGL cites his financial services and capital-markets experience.

Marc Gabelli — Executive Chairman
•Director since 2004; currently Executive Chairman of LGL Group.
•Holds leadership roles across affiliated investment entities, including GGCP and Gabelli International; formerly served as LGL CEO and Co-CEO.
•Current or former public-company directorships include Mtron Industries, Teton Advisors, LICT, Associated Capital Group, Gabelli Merger Plus+ Trust, and LGL Systems Acquisition Corp.; LGL cites his leadership, financial expertise, and capital-markets background.

Manjit Kalha — Independent Director
•Director since 2011; chairs the Audit, Compensation, and Nominating committees.
•Executive Officer of Gabelli Merger Plus+ Trust, Vice President of Teton Advisors, and CEO of Horizon AMC.
•Previously CEO and Director of Jeet Associates in India and a Chartered Accountant at Arthur Andersen India; LGL cites his financial expertise and public-company director experience.

Vice Admiral Colin J. Kilrain, U.S. Navy (Ret.) — Independent Director
•Director since 2025; serves on the Audit, Compensation, and Nominating committees.
•Former assistant to the Chairman of the Joint Chiefs of Staff, Commander of NATO Special Operations Headquarters, and Commander of Special Operations Command Pacific.
•Career Navy SEAL officer and former commander of Naval Special Warfare Group Two; LGL cites his leadership and management experience.

A Strategic Development Platform

A disciplined platform model that acquires, builds, and scales businesses while creating additional investment opportunities.



Operating Companies
Own and grow differentiated businesses
Mergers & Acquisitions
Acquire, integrate, and expand
New Initiatives
Incubate adjacent platforms and partnerships
SPVs & Co-Investments
Capture targeted opportunities
LGL GROUP
Deal Flow
Broader sourcing from relationships, sectors, and operating insight
Network Effects
Shared capabilities, market intelligence, and strategic connectivity
Long-Term Value
Multiple pathways to compound equity value over time

Each cycle strengthens the platform and expands value creation.

Case Study: Mtron Industries (NYSE: MPTI)

Creating standalone Aerospace and Defense frequency control engineering pure play

Mtron™

SPIN-OFF: October 7, 2022




MPTI Stock Price: Strong Growth Since LGL Spinout
Stock price (USD)
$0
$20
$40
$60
$80
2023
2024
2025
2026
Latest close: $81.20
7.9× Oct. 2022 month-end close
+688% from $10.30
LGL spinout /
MPTI listing
Oct. 7, 2022
Current market cap
≈$350M
$81.20 × ~4.3M shares
Highest stock price
$87.23 intraday high
May 8, 2026

Monthly closing prices shown for readability; highest-price callout uses daily intraday high. Market cap rounded using May 8, 2026 close and post-rights-offering share count.

Value-Creation Playbook

Mtron illustrates how focus, public-company governance, capital discipline and exposure to high-reliability defense electronics can create a more visible platform for shareholders.

"The Mtron spin-off undoubtedly delivered value to shareholders." - Marc Gabelli

Operating Company

Precise Time and Frequency, LLC (PTF)

Precise Time and Frequency, LLC

- Founded 2002, acquired by The LGL Group in 2016
- Developing systems for high-performance frequency and time reference standards
- PTF's narrow global TAM is about $2.7bn in 2026, growing to $3.6bn by 2030, at roughly 7.6% CAGR
- Expansion potential with 3,000 sq ft manufacturing facility based in Wakefield, MA
- Business model designed with the following traits
  - Efficiency. Outsourced fab and PCB assembly
  - Flexibility. In-house design/development
  - Quality. In-house final assembly test



50
L



Corporate Headquarters

50L Audubon Road,
Wakefield MA 01880
USA

Phone: 781-245-9090
info@ptf-llc.com

Precision Time & Frequency

Building a platform with precision time and frequency as a cross-cutting capability



1. Space Systems
satellites, GNSS resilience, payload synchronization
2. Command & Control
network synchronization, data fusion, decision speed
3. Cyber Security
trusted timing, zero-trust infrastructure, anomaly detection
PRECISION TIME & FREQUENCY
TIMING SYNCHRONIZATION
FREQUENCY CONTROL
RESILIENT TIMING INFRASTRUCTURE
4. Targeting
sensor fusion, precision geolocation, coordinated fires
5. Electronic Warfare
spectrum dominance, synchronized effects, low-latency response
6. Signals Intelligence
signal collection, geolocation, time-aligned analysis

Enabling synchronization, resilience, and mission effectiveness across critical defense technology systems

Platform Roll-Up Strategy

Acquire an anchor, consolidate the long tail, and compound EBITDA through a repeatable integration engine

CORE THESIS

Fragmentation + integration = scale advantage

REPEATABLE ACQUISITION-TO-INTEGRATION MOTION

1 → 2 → 3 → 4 → 5

1. Target fragmentation

Screen for density, adjacency, and recurring demand

2. Acquire anchor

Secure platform asset and management bench

3. Add bolt-ons

Prioritize tuck-ins that deepen market density

4. Integrate fast

Deploy playbook: systems, talent, procurement, GTM

5. Scale & re-rate

Expand EBITDA; professionalize governance; improve optionality

VALUE CREATION LOOP: **acquire below platform multiple → standardize operations → expand margin / cross-sell → re-rate as scaled category leader**

Discipline: thesis-led pipeline, synergy underwriting, rapid integration, and KPI-backed capital allocation.

SECTION 02

02

Performance

Q1 2026 Financial Highlights

Sales growth, backlog momentum and balance sheet strength

$682K	$1.53M	51.0%
Net sales	**Backlog**	**Gross margin**
+36.9% vs Q1 2025	+144% vs Dec. 31, 2025	vs 52.4% Q1 2025

$46.7M	$46.3M	$6.81
Cash + marketable securities	**Working capital**	**Book value per share**
Mar. 31, 2026	Mar. 31, 2026	Mar. 31, 2026

Financial Story

Q1 net sales grew with higher shipments, backlog expanded meaningfully from year-end, and LGL retained substantial cash resources for organic growth and acquisitions.

The warrants that closed in January 2026 added an additional ~$4.5M of cash from Q4 2025.

Financial Performance

Compelling early operating momentum supported by significant cash resources



Net Sales ($K)
$498
$682
Q1 25
Q1 26



Backlog ($K)
$295
$625
$1,525
Mar 25
Dec 25
Mar 26



Gross Margin (%)
52.4
51.0
Q1 25
Q1 26



Cash + Securities ($M)
$42
$47
Dec 25
Mar 26

Operating Commentary

Total Revenues increased due to higher shipments in Electronic Instruments, partially offset by lower investment income from reduced yields.

Expense Commentary

Net loss was affected by higher manufacturing costs and stock-based compensation associated with January 2026 equity awards.

Balance Sheet

Existing cash, marketable securities and operating cash flow are expected to meet ongoing needs.

03

SECTION 03

Initiative

Strategic Capital Formation to Support Platform Growth

Proposed Rights Offering

LGL's platform strategy is expected to focus on **critical technologies supporting national security, defense, and resilient infrastructure**, including precision time and frequency capabilities, selective investments, acquisitions, and strategic partnerships.

Proposed Rights Offering: Pricing Framework

- One (1) subscription right for each share of Common Stock, at no charge
- The subscription price has yet to be determined
- The Company intends for the Rights to be transferable on the NYSE American.
- There will be an "over-subscription privilege"
- The company intends to file a Form S-1 registration statement with the SEC covering the shares

"We intend to use the capital raised in the rights offering to support our efforts to continue to increase earnings and stockholder return while preserving a pro rata participation opportunity for all stockholders," stated Jason D. Lamb, LGL Group Chief Executive Officer. "Consistent with recent public statements by our management, we may use proceeds to advance a broader defense technology and resilient infrastructure strategy, including opportunities related to precision timing and frequency and adjacent critical technologies."

Summary

Building Long-Term Value

- NYSE listed Micro-Cap
- Long History of Delivering Value
- Precise Time and Frequency is a cross-cutting capability
- Positioned for Expansion
- 2026 beginning a period of use of the balance sheet

Questions ?

We welcome your questions.

info@lglgroup.com
+1 (571) 283-4001

Appendix

Footnotes:

(1) Book Value

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Shares outstanding	5,373,055	5,373,055	5,373,055	5,373,055	5,389,211	5,389,211	5,406,744	6,174,950	6,540,435
Book value attributable to LGL Group common stockholders	$38,792	$38,938	$39,019	$39,230	$39,233	$39,097	$39,849	$43,488	$44,535
Non-controlling interest	1,942	1,966	1,984	2,010	2,029	2,035	2,057	2,077	2,094
Book value	$40,734	$40,904	$41,003	$41,240	$41,262	$41,132	$41,906	$45,565	$46,629
Book value attributable to LGL Group common stockholders per share	$7.22	$7.25	$7.26	$7.30	$7.28	$7.25	$7.37	$7.04	$6.81
Book value per share	$7.58	$7.61	$7.63	$7.68	$7.66	$7.63	$7.75	$7.38	$7.13